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                      CERTIFICATE OF LIMITED PARTNERSHIP

                                      OF

                       BRI THE POINT LIMITED PARTNERSHIP


     This Certificate of Limited Partnership of BRI The Point Limited Partnership (the "Limited Partnership") is being executed by the undersigned for the purpose of forming a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act.

     1.  The name of the limited partnership is BRI The Point Limited
Partnership.

     2. The address of the registered office of the limited partnership in Delaware is 32 Loockerman Square, Suite L-100, Dover, Delaware 19904. The limited partnership's registered agent at that address is The Prentice-Hall Corporation System, Inc.

     3.  The name and address of the sole general partner is:


     NAME                                       ADDRESS
     ----                                       -------

BRI Texas Apartments Limited Partnership        c/o The Berkshire Group
                                                470 Atlantic Avenue
                                                Boston, MA  02210


     IN WITNESS WHEREOF, the undersigned, constituting the sole general partner of the Partnership, has caused this Certificate of Limited Partnership to be duly executed as of the 20th day of October, 1995.


                            BRI TEXAS APARTMENTS LIMITED PARTNERSHIP
                            By:  BRI Texas Apartments-II, Inc. a general partner

                                By:
                                    -------------------------------
                                        Scott D. Spelfogel,
                                        Assistant Secretary